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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: DECEMBER 31, 2003

                        Commission File Number 333-88577

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


           TEXAS                                       74-2684967
      (State or other                               (I.R.S. Employer
       jurisdiction                                Identification No.)
     of incorporation)


     13710 FNB PARKWAY                                 68154-5200
      OMAHA, NEBRASKA                                  (Zip Code)
   (Address of principal
    executive offices)




                         TELEPHONE NUMBER (402) 492-7300
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

      Northern Border Partners, L.P. owns a 70% general partner interest in us. Two of Northern Border Partners' general partners, Northern Plains Natural Gas Company ("Northern Plains") and Pan Border Gas Company ("Pan Border"), are owned by Enron Corp. ("Enron"). In addition, all of the common stock of Portland General Electric Company ("PGE") is owned by Enron. As the owner of PGE's common stock, Enron is a holding company for purposes of the Public Utility Holding Company Act of 1935 ("PUHCA"). If Enron does not qualify for an exemption under PUHCA it must register as a holding company and PUHCA would impose a number of restrictions on the operations of registered holding company systems that would affect Enron and its subsidiaries, including Northern Plains and Pan Border. Additionally, because of the voting interest held by Enron through its general partner interests in Northern Border Partners, Northern Border Partners and certain of its subsidiaries, including us, would also presumptively become subsidiaries within the Enron holding company system.

      On December 29, 2003, the Securities and Exchange Commission ("SEC") issued an order denying two applications filed by Enron seeking exemption as a public utility holding company under Sections 3(a)(1), 3(a)(3) and 3(a)(5) of PUHCA. The SEC order found, relative to the application under Section 3(a)(1), that Enron's subsidiary, PGE, is not predominantly and substantially intrastate in character and does not carry on business substantially in a single state. Relative to the application under Sections 3(a)(3) and 3(a)(5), the SEC found that Enron was unable to establish that it is only incidentally a holding company and that it derives no material part of its income from an electric utility subsidiary.

      On December 31, 2003, Enron and other related entities filed an application under Section 3(a)(4) of PUHCA. This application claims, for each of the applicants, an exemption as a public utility holding company based on the temporary nature of the applicants' current or proposed interest in PGE under the chapter 11 plan filed by Enron and certain of its subsidiaries.

      Under Section 3(c) of PUHCA, Northern Border Partners and its subsidiaries, including us, are entitled to a temporary exemption from PUHCA until the SEC has acted on Enron's Section 3(a)(4) application.

      Further discussion of potential impacts to us are described in the Management's Discussion and Analysis of Financial Condition and Results of Operations section of our quarterly reports on Form 10-Q for the periods ended March 31, 2003, June 30, 2003 and September 30, 2003 and in our 8-K filed April 17, 2003.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NORTHERN BORDER PIPELINE COMPANY
                           By: Northern Plains Natural Gas Company, Operator

                           By: /s/ Jerry L. Peters
                               --------------------------------------------
                               Jerry L. Peters
                               Vice President, Finance and Treasurer

Dated: December 31, 2003



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